Aberdeen Funds

Aberdeen U.S. Small Cap Equity Fund

Supplement dated October 19, 2016 to the Prospectus dated February 29, 2016, as amended March 9, 2016 and supplemented to date (the “Prospectus”)

The following replaces the second paragraph in the section entitled “Summary — Aberdeen U.S. Small Cap Equity Fund — Performance” on page 14 of the Prospectus:

The returns presented for the U.S. Small Cap Equity Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). The U.S. Small Cap Equity Fund adopted the performance of the Predecessor Fund as the result of a reorganization on June 23, 2008 in which the U.S. Small Cap Equity Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The U.S. Small Cap Equity Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

Please retain this Supplement for future reference.